AMENDMENT TO SUBLEASE AND CONSENT TO SUBLEASE

      This Amendment to Sublease and Consent to Sublease ("Amendment No. 1") between United Consulting Group, Inc. ("Sublessee") and Techdyne, Inc. ("Sublessor") dated August 23, 1999, together with Addendum to Sublease between Techdyne, Inc. and United Consulting Group, Inc. dated August 23, 1999 ("Sublease");

     WHEREAS, Sublessee entered into the Sublease with Sublessor under a lease between Sublessor and EGP Houston Partners, Ltd. ("Lessor") dated April 29, 1997 ("Prime Lease"); and

     WHEREAS, Sublessee has represented it has a sister company, United Computing Group, Inc., into which Sublessee has merged all of its business; and

     WHEREAS, Sublessee and United Computing Group, Inc. request that United Computing Group, Inc. be added to the Sublease as an additional Sublessee, with the consent of Sublessor and Lessor.

     NOW, THEREFORE, for good and valuable consideration, and based upon the mutual promises contained herein, the parties, intending to be legally bound hereby, agree as follows:

     1. The preamble to this Amendment No. 1 is incorporated herein by reference as if set forth in full in this Section 1.

     2. United Computing Group, Inc. is hereby added as a Sublessee under the Sublease, and all references to Sublessee in the Sublease includes United Computing Group, Inc.; provided nothing in this Amendment No. 1 is deemed to relieve United Consulting Group, Inc., the original Sublessee, from its responsibilities as a Sublessee under the Sublease.

     3. United Computing Group, Inc. agrees to be fully bound under and responsible for all the terms and provisions of the Sublease.

     4. Other than adding United Computing Group, Inc. as a Sublessee as provided for in this Amendment No. 1, all the other terms and provisions of the Sublease shall remain in full force and effect, and are not otherwise modified or amended.

SUBLESSEE:                             LESSOR:

UNITED CONSULTING GROUP, INC.          TECHDYNE, INC.

   /s/ Keyvan Casey                       /s/ Barry Pardon

By:---------------------------------   By:----------------------------------
   KEVAN CASEY, President                 BARRY PARDON, President

UNITED COMPUTING GROUP, INC.

   /s/ Keyvan Casey

By:---------------------------------
   KEVAN CASEY, President

                LANDLORD'S CONSENT TO AMENDMENT NO. 1 TO SUBLEASE

     The undersigned Lessor of the Prime Lease hereby consents to the foregoing Amendment No. 1 to the Sublease without waiver or restriction in the Prime Lease concerning further amendments, assignments or subletting.

                                       EastGroup Properties, L.P.
                                       successor to, EGP Houston Partners, Ltd.

                                          /s/ Brent Wood

                                       By:-------------------------------
                                       Title: Vice President
                                       Date:  2-14-01